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                                                                    EXHIBIT 99.1

                              FOR IMMEDIATE RELEASE

                     DANIELSON HOLDING CORPORATION ANNOUNCES
                THE APPOINTMENT OF A NEW INDEPENDENT DIRECTOR AND
           THE RECORD DATE OF ITS 2004 ANNUAL MEETING OF STOCKHOLDERS

CHICAGO, IL - JULY 23, 2004 - Danielson Holding Corporation (AMEX:DHC) announced that Peter C.B. Bynoe was appointed on July 19, 2004 as an independent member of Danielson's Board of Directors, filling a newly created vacancy on the Board of Directors. Mr. Bynoe is a partner in the law firm of Piper Rudnick LLP.

Danielson also announced that its 2004 Annual Meeting of Stockholders shall be held on October 5, 2004 in Chicago, Illinois, and that the Board of Directors set September 1, 2004 as the record date for holders of Danielson's common stock authorized to vote at such Annual Meeting of Stockholders. The Company will not be amending the remaining periods previously disclosed in the Company's last proxy statement for submission of any stockholder proposal sought to be included in Danielson's proxy materials for its 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934. Proposals must relate to matters appropriate for stockholder action and be consistent with rules and regulations of the Securities and Exchange Commission relating to stockholders' proposals in order to be considered for inclusion in Danielson's proxy materials for that meeting.

Danielson Holding Corporation is an American Stock Exchange listed company, engaging in the energy, financial services and specialty insurance business through its subsidiaries. Danielson's charter contains restrictions that prohibit parties from acquiring 5% or more of Danielson's common stock without its prior consent.

Danielson's subsidiary, Covanta Energy Corporation, is an internationally recognized owner and operator of waste-to-energy and power generation projects. Covanta's waste-to-energy facilities convert municipal solid waste into renewable energy for numerous communities, predominantly in the United States.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Danielson and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language,

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such as the words "plan", "believe", "expect", "anticipate", "intend",
"estimate", "project", "may", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Danielson cautions investors that any forward-looking statements made by Danielson are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Danielson and Covanta, include, but are not limited to, those factors, risks and uncertainties that are described in Item 1 of Danielson's Annual Report on Form 10-K for the year ended December 31, 2003 and in other securities filings by Danielson or Covanta. Although Danielson and Covanta believe that their plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. Danielson's and Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and neither Danielson nor Covanta has any or has undertaken any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

For more information generally, please contact:

FOR DANIELSON HOLDING CORPORATION
Doreen Lubeck
Danielson Holding Corporation
(312) 466-4030